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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2003



                         PLANETLINK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                     Georgia
                 (State or other jurisdiction of incorporation)


                                                      58-2466623
 (Commission File Number)                   (IRS Employer Identification No.)

           1415 Bookhout Drive                         33041
            Cumming, Georgia                         (Zip Code)
 (Address of principal executive offices)

                                 (678) 455-7075
              (Registrant's telephone number, including area code)


Item 5  Other Events and Regulation FD Disclosure.

         On July 2, 2003, the Registrant's Board of Directors adopted Articles of Amendment to its Articles of Incorporation, increasing the total number of shares of stock which the Registrant is authorized to issue to 800,000,000 shares of common stock, with a par value of $1.00 each, and 100,000,000 shares of preferred stock, with a par value of $1.00 each. Since shareholder approval was not required, the Articles of Amendment were adopted by the Board of Directors and filed with the Secretary of State of Georgia on July 3, 2003.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.

         None.

(b)      Exhibits.

         The following exhibit is filed herewith:

         Exhibit 1 Articles of Amendment of PlanetLink Communications, Inc. filed July 3, 2003.


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                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2003

                                              PLANETLINK COMMUNICATIONS, INC.


                                              By  /s/  M. Dewey Bain
                                               ---------------------------
                                               M. Dewey Bain, President


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